EXHIBIT 10.19

EXECUTION VERSION

SECURITIES TRANSFER AGREEMENT

This SECURITIES TRANSFER AGREEMENT (this “Agreement”) is entered into as of September 6, 2019 (the “Effective Date”) by and among MM Enterprises USA, LLC (the “Transferor”), each of Gotham Green Fund IJ (Q), L.P., Gotham Green Fund II , L.P., Hinsdale Limited Liability Company and SOJE Green Fund, LP -Series B (collectively, the “Transferees”) and Old Pal LLC, a Delaware limited liability company (the “Company”).

WHEREAS, Transferor desires to transfer and sell, and Transferees desire to acquire and purchase all of Transferor ‘s right, title and interest to the Class B Units of the Company set forth on Exhibit A attached hereto (the “Securities”).

Now, THEREFORE, the undersigned parties agree as follows:

1.Transferor hereby agrees to transfer and sell to Transferees, and each Transferee hereby agrees to purchase from Transferor, as of the Effective Date, the Securities in accordance with Exhibit A attached hereto at a price per unit of $57,060.15 for an aggregate purchase price of $7, 149,636.79 (the “Purchase Price”), executed in two tranches (“Tranche I” and “Tranche 2”), as detailed in Exhibit A. Effective upon delivery of the Purchase Price for a given tranche by Transferees or their affiliates, each Transferee shall own all right, title and interest in and to the Securities in that tranche, as set forth on Exhibit A attached hereto. The Company acknowledges and consents to the transfer of the Securities in Tranche I as provided herein and hereby waives any and all consent or notice requirements in respect of such transfer, with the closing of the purchase and sale of the Tranche I Securities to occur on the Effective Date. The Company acknowledges and consents to the transfer of the Securities in Tranche 2 as provided herein subject to rights of first refusal and consent or notice requirements in respect of such transfer. The Company further acknowledges and agrees that Gotham Green Fund II (Q), L.P. and Gotham Green Fund II , L.P. shall have the right to assign to a co-investor a portion of their allocation of the Securities being purchased in Tranche 2.

2. Transferor represents that (i) Transferor has good and valid title to the Securities held by Transferor as set forth on Exhibit A attached hereto, free and clear all liens, encumbrances. equities or claims, (ii) Transferor has all necessary power and authority to enter into and perform this Agreement and (iii) this Agreement constitutes its valid and binding obligation, and the transfer of the Securities by Transferor does not violate any agreement, governmental statute, rule or regulation by which Transferor is bound or any order, writ judgment, injunction, decree, determination or award which has been entered against Transferor.

3. Transferor shall deliver to the Company (i) the original certificate(s), if any, representing the Securities, duly endorsed by Transferor for transfer to the Transferee pursuant to this Agreement or (ii) an affidavit of lost stock certificate satisfactory to the Transferees. The Company shall record the transfers of Securities in the books and records of the Company, and update its records and capitalization table accordingly.

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EXECUTION VERSION

4. Each Transferee represents and warrants, for itself and for no other transferee, as follows:

(a) Such Transferee is acquiring the Securities for its own account for investment purposes only and not with a view to, or for resale in connection with, any distribution for purposes of the federal securities laws;

(b) Such Transferee understands that the Securities have not been registered under the securities laws and are transferable only pursuant to an exemption therefrom;

(c) Such Transferee is aware of the Company’s business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Transferee’s prospective investment in the Securities, and is an “accredited investor” within the meaning of Rule 501 of the Securities Act of 1933, as amended; and

(d) Such Transferee is making its decision based on its own knowledge of the Company and acknowledges that no representations have been made by the Company.

5. Each Transferee understands and agrees that the certificate(s) evidencing the Securities to be issued to it may bear all legends placed on the Securities prior to the transfer, including the following legends:

“THE SECURITIES REPRESENTED HEREBY HA VE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERW ISE TRANSFERRED, ASSIGNED, PLEDGED OR HY POTHECA TED UN LESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONA BLY SATISFACTORY TO THE COMPANY AN D ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.”

6. The Company consents to the transfer of the Securities to the Transferees.

7. The Transferor and the Company hereby agree to a commercia l arrangement regarding shelf space and co-marketing according to the terms and conditions set forth on Exhibit B attached hereto (the “Commercial Terms”). For the avoidance of doubt, each of the provisions set out in the Commercial Terms shall be effective and binding upon the Transferor and the Company in all respect as of the execution of this Agreement, and each such party shall cause its applicable subsidiaries to comply with such Commercial Terms. The parties agree that the Transferees shall be third party beneficiaries of, and shall have a right to enforce, the Commercial Terms.

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(a) The representations and warranties set forth in this Agreement shall survive indefinitely. The covenants and agreements set forth in this Agreement to be performed on or after the Effective Date (including such covenants and agreements set forth in the Commercial Terms) shall survive and continue until all obligations with respect thereto have been performed or satisfied or shall have been terminated in accordance with their terms.

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EXECUTION VERSION

(b) From and after the Effective Date, the Transferor shall indemnify the Company and Gotham Green Fund Tl (Q), L.P., Gotham Green Fund II, L.P., Hinsdale Limited Liability Company and SOJE Green Fund, LP -Series B and their respective Affiliates, successors and assigns (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) for, and hold each of them harmless from, any and all claims, liabilities, losses, damages, costs, disbursements and expenses, including reasonable fees and disbursements of counsel, of any kind, (collectively, “Losses”), that may be imposed upon, suffered or incurred by any such Indemnified Party to the extent related to or arising out of any breach of any representation and warranty made by the Transferor in this Agreement or any breach by the Transferor of any of its covenants or agreements under this Agreement (including under the Commercial Terms).

9. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. This Agreement shall be binding upon the transferees, successors, assigns and legal representatives of the parties. This Agreement constitutes the full, complete and final agreement of the parties and supersedes all prior agreements, written or oral, with respect to the subject matter herein. This Agreement may be executed in counterparts, each of which shall be deemed an original but which all together shall constitute one and the same instrument. This Agreement shall be governed by and construed under the Jaws of the State of Delaware, without reference to its conflict of law principles. This Agreement may be amended or modified only with the prior written consent of each of the parties hereto. Waiver of any term or condition of this Agreement by any party hereto shall be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition or any other terms or conditions of this Agreement. No waiver shall be effective unless it is in writing signed by the waiving party. The parties agree that if any provision of this Agreement is not performed in accordance with its terms or is otherwise breached, irreparable harm would occur, no adequate remedy at Jaw would exist, and damages would be difficult to determine, and the party or parties not in breach shall be entitled to seek the remedy of specific performance (without posting a bond or other security) and to exercise all other rights granted by law.

10. The transfer of the Securities hereunder shall be effective as of the Effective Date.

(SIGNATURE PAGE TO FOLLOW)

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EXECUTION VESION

IN WITNESS WHEREOF, the undersigned have executed this SECURITIES TRANSFER AGREEMENT as of the date first written above.

TRANSFEROR:

MM ENTERPRISES USA, LLC

By:	/s/ Adam Bierman
Adam Bierman CEO

COMPANY:

OLD PAL LLC

By:	/s/ Rusty Wilenkin
Rusty Wilenkin CEO

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EXECUTION VERSION

IN WITNESS WHEREOF, the undersigned have executed this SECURITIES TRANSFER AGREEMENT as of the date first written above.

TRANSFEREES:

GOTHAM GREEN FUND II, L.P.

By: Gotham Green GP II,LLC, its general partner

By:	/s/ Jason Adler
Jason Adler, Managing Member

GOTHAM GREEN FUND II(Q), L.P.

By: Gotham Green GP II, LLC, its general partner

By:	/s/ Jason Adler
Jason Adler, Managing Member

HINSDALE LIMITED LIABILITY COMPANY

By:	/s/ John J. Pinto
John J. Pinto, Managing Member

SOJE GREEN FUND, LP -SERIES B

By: SOJE Green Fund GP, LLC - Series B,
its general partner
By: SOJE Capital, LLC, its managing member

By:	/s/ John J. Pinto
John J. Pinto, President

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EXECUTION VERSION

EXHIBIT A

SECURITIES

Tranche 1

Transferee	Number of Class B Units	Payment
Gotham Green Fund II (Q), L.P.	53.87	$3,073,830.28
Gotham Green Fund II, L.P.	9.26	$528,376.99
Hinsdale Limited Liability Company	2.12	$ 120,967.52
SOJE Green Fund, LP	21.55	$1,229,646.23
Total	86.80	$4,952,821.02

Tranche 1

Transferee	Number of Class B Units	Payment
Gotham Green Fund II (Q), L.P.	23.89	$1,363, 166.98
Gotham Green Fund II, L.P.	4.1 1	$234,517.22
Hinsdale Limited Liability Company	0.94	$53,636 .54
SOJE Green Fund, LP	9.56	$545,495.03
Total	38.50	$2,196,815.77

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EXECUTION VERSION

EXHIBIT B

BINDING TERM SHEET

September 6, 2019

The following TERM SHEET (this “Term Sheet”), entered into as of the date first written above (“Effective Date”), sets forth a summary of proposed terms by and between MM ENTERPRISES USA, LLC, a Delaware limited liability company or its designee (“MedMen”), and Old Pal LLC (“Old Pal”) regarding shelf-space and co-marketing commitments Med Men will make to Old Pal and Old Pal branded products (the “Product “) as inducement and consideration for the purchase of MedMen ‘s membership units in Old Pal LLC by certain purchasers i n accordance with the Securities Transfer Agreement to which this Term Sheet is attached. MedMen and Old Pal are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Term:	15 months beginni ng at the execution of this document.

Product Guarantees:

MedMen agrees to carry up to three (3) SKUs of flower products, three (3) SKUs of vape products and three (3) SKUs of roll-you r- own prod ucts. Both MedMen and Old Pal agree to take reasonable measures to ensure placement occurs in a timely manner.

Territory:	Old Pal Product to be available at all MedMen stores in California and Nevada, includ ing e-commerce and del ivery i n those states (the “Territory”).

Old Pal Commitment:

Old Pal commits to prioritize prod uct avai lability to MedMen retail locations over all other retail locations in the Territory. MedMen will not be held responsible for placed orders that have not been fulfilled.

Co-Marketing:

Old Pal receives option to pay for in-store collateral, co-marketing packages and digital partnerships at market rates across six (6) MedMen stores and the MedMen e-commerce I delivery site in the Territory, to be mutually agreed upon, beginning January 1, 2020.

Stock-Out:

MedMen and Old Pal shall use best efforts to ensure stock-outs do not occur within the Territory. For the purposes of this Agreement , the hurdle to constitute a stock-out is at least 25% of MedMen stores within the Territory having a stock-out of at least 33% of the typical SKU count for that store, and the stock-out is no fault of Old Pal, the term of the Agreement will be extended for the length of the total stock-out. Prior to the extension of the term, Old Pal will provide notice to MedMen of the stock-out. MedMen will have 14 business days to ensure an in-stock. If MedMen is not able to cure the breach, the term of the Agreement will be extended by the length of the total stock-out.

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EXECUTION VERSION

Product Quality:

Old Pal shall be required to continue delivering product of sufficient I acceptable quality, subject to mutual agreement on standard between both Old Pal and MedMen. MedMen to provide Old Pa l with customer complaints, photos of tainted product and feedback from sales associates in the case of subpar product. In the event of a significant deterioration of quality (insects, bugs, expired product) for more than 3.0% of Product sales by unit volume, the term of the Agreement will be reduced to six (6) months.

Cancellation of Existing MedMen Call Option

MedMen hereby acknowledges and agrees that so long as the Call Option outlined below is approved i n a written consent by Old Pal ‘s Board of Directors, the previously granted Option to Purchase Additional Class B Units, as outlined i n the Subscription Agreement between Old Pal LLC and MM Enterprises USA, LLC dated October 18, 20 18, is hereby cancelled and is of no further force or effect.

Grant of MedMen Call Option:

For its part, i n order to earn the shelf-space and co-marketing commitments outlined in this agreement, effective upon the approval in a written consent of its Board of Directors, Old Pal hereby grants to MedMen , and MedMen agrees it will accept from Old Pal, the right and option to purchase (the “Call Option “) a number of Class B units equal to one percent (1%) of the total issued and outstanding Equity Securities of the company on a fully-diluted basis (the “Call U nits”) at the time the Call Option is exercised in accordance with this Agreement for an amount equal to Two Million Dollars ($2,000,000) (the “Call Price”), which Call Option is conditioned on the aggregate retail sales by MedMen or its affiliates of products delivered by Old Pal reaching or exceeding Twenty Four Million Dollars ($24,000,000) cumulatively during the twenty four (24) month s from the date hereof (the “Call Event”). The Call Option shall expire thirty (30) months from the date hereof. For the avoidance of doubt, the Call Option shall only be granted if MedMen’s existing call option has been cancelled, as per the Cancellation of Existing MedMen Call Option section above.

Confidentiality

Each Party covenants and agrees that such Party shall , and shall cause its affiliates, representatives, employees, agents and/or contractors to, keep secret and retain in strictest confidence, and shall not at any time or in any manner, either directly or indirectly, divulge, copy, communicate, furnish , make available, or disclose to any third-party or use for the benefit of himself, itself, or any third- party, any Confidential Information (as defined herein). As used in this Agreement, “ Confidential Information" shall mean any information relating to the business of such Parties, the contents of this Term Sheet and/or the transactions contemplated by this Term Sheet; provided, however , that Confidential Information shall not include any information which is in the public domain or becomes known i n the industry through no wrongful act on the part of such Party and the Party’s affi l iates. The Parties acknowledge that the Confidential Information is vital , sensitive. confidential, and proprietary to the Parties, as applicable , and the business of the Parties. The warranties, covenants, and agreements set forth in this section shall not expire for any reason and shall survive the expiration or termination of this Term Sheet. Notwithstanding the foregoing, each Party may provide or disclose confidential information to advisors, legal counsel, investors or lenders (“Authorized Parties”) so long as the Party disclosing such information obtains consent and agreement from such Authorized Parties to be bound by the terms of this Paragraph. Upon request, each Party will disclose to the other the names of any advisors and legal counsel to whom this proposal letter is provided , if any. If the confidentiality obligations herein conflict with those of any other agreement between the Purchaser and the Seller, the more restrictive provision shall control.

[Signature Page Follows]

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EXECUTION VERSION

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Term Sheet as of the date first written above.

RETIALER

MM ENTERPRISES USA, LLC

By:	/s/ Adam Bierman
Adam Bierman, Authorized Signatory
Date: September 10, 2019

BRAND

OLD PAL LLC

/s/ Rusty Wilenkin
Rusty Wilenkin CEO
Date: 9/10/2019

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